The JPM Institutional Funds

Supplement dated December 22, 1997 to the Statement of Additional Information dated August 4, 1997


The JPM Institutional Asia Growth Fund is no longer offering Fund shares. Please disregard any references to this Fund in the attached Statement of Additional Information dated August 4, 1997.